Exhibit 10.1
LOAN AGREEMENT

Know all men by these presents, the LOAN AGREEMENT entered into by ST. LAWRENCE ALLUVIAL SERVICES AND LOGISTICS CORP.  (LENDER), a company incorporated and existent under the laws of  Panama   and domiciled to this effect at 16th Floor, Marbella, 53rd E Street, Panama, Republic of Panama, and, CONSTITUTION MINING CORP. (CONSTITUTION), a company incorporated and existent under the laws of Delaware, and domiciled to this effect at  Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú.

This agreement is executed in accordance to the following terms and conditions:

First:                Background

1.1	CONSTITUTION is a company engaged in mining activities that requires financing to be utilized for expenditures on mining pediments in Peru.

1.2	LENDER has the funds required by CONSTITUTION and, by means of this instrument, is willing to grant them as a loan.

Second:           Agreement

2.1
By means of this agreement, hereinafter referred to as the “Agreement”, LENDER obliges to grant CONSTITUTION a loan of money of US$800,000.00 (eight hundred thousand and 00/100 Dollars of U.S.A.), to be disbursed to CONSTITUTION no later than April 10, 2010, through a wire transfer to the following bank account:

Bank:	XXXXX
Swift code:	XXXXX
Beneficiary:	Constitution Mining Corp.
Number of account:	XXXXX
Address of the bank:	XXXXX

2.2
CONSTITUTION agrees to repay the loan in the same currency and within a maximum term of 90 (ninety) days as from the execution of this document, provided that CONSTITUTION will be entitled to pay back the loan to LENDER at any time before the lapsing of such 90 day term and will make its best efforts to pay back the loan earlier.

2.3	The loan will accrue an interest equivalent to 12% (twelve percent) per year (i.e. US$ 8,000.00 per month). Interest shall be paid upon maturity of the loan.

2.4	In the unlikely event that CONSTITUTION fails to comply with the repayment conditions within the stipulated term, it automatically shall fall into arrears, not needing intimation or any further notification of future legal proceedings on behalf of LENDER. Default will cause interest to continue to accrue at a rate of 12% (twelve percent) per year.

Three:              Additional provisions

3.1
A waiver of any term, provision or condition of, or consent granted under, this Agreement shall be effective only if given in writing and signed by the waiving or consenting party and then only in the instance and for the purpose for which it is given.

3.2
The fact that a party fails to or delays the exercise of any right, power or privilege under this Agreement shall not operate as a waiver thereof. Any single or partial exercise of any such right, power or privilege shall not preclude any further exercise thereof or the exercise of any other right, power or privilege. The above, is without prejudice to the forfeiture of any such right, power or privilege.

3.3	No breach of any provision of this Agreement shall be waived or discharged except with the express written consent of the party that is waiving or discharging the relevant breach.

3.4	The rights and remedies herein provided are cumulative with and do not exclude any other rights or remedies provided by law or equity.

3.5
All communication amongst the parties will be in written form and remitted to the addresses referred to in the introduction of this document. In order for any address modification to be in effect in relation to this agreement, such modification shall be informed through the deliver of a letter to the other party. Otherwise, any notification delivered to the domicile here stated will be valid.

3.6	If any provision in this agreement becomes invalid, illegal or non-enforceable, the remainder of this agreement shall be valid and enforceable.

3.7	This agreement shall be governed by the laws of Delaware.

WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of April 1, 2010.

CONSTITUTION MINING CORP.	ST. LAWRENCE ALLUVIAL SERVICES AND LOGISTICS CORP.

By: /s/ Michael Stocker Michael Stocker	By: /s/ Yessinia A. Agudo Yessinia A. Agudo